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                                                                   Exhibit 10.11

                             STOCK PURCHASE WARRANT

                          TO SUBSCRIBE FOR AND PURCHASE
                    10% CONVERTIBLE SERIES A PREFERRED STOCK

                                       OF

                        NATURAL GAS SERVICES GROUP, INC.

         THIS CERTIFIES THAT, for value received, Neidiger,Tucker,Bruner, Inc. (herein called "Purchaser"), or its registered assigns, is entitled to subscribe for and purchase from Natural Gas Services Group, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Colorado, at the price specified below (subject to adjustment as noted below) at any time after the date hereof to and including July 31, 2006 (the "Expiration Date") Thirty Eight Thousand One Hundred Sixty Five (38,165) fully paid and nonassessable shares of the Company's 10% Convertible Series A Preferred Stock (herein the "Preferred Stock") (subject to adjustments as noted below).

         The Warrant purchase price shall be $3.25 per share of Preferred Stock, provided the number of shares of the Company's common stock which may be obtained upon conversion of the Preferred Stock may be adjusted from time to time as set forth in the Company's Articles of Amendment to Articles of Incorporation filed with the Colorado Secretary of State on July 30, 2001 ("Amendment").

         This Warrant is subject to the following provisions, terms and conditions:

         1. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, by written notice of exercise delivered to the Company 20 days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by official bank check of the purchase price for such shares. The Company agrees that the shares so purchased shall be and are deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding 10 days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

         2. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant except in accordance with the provisions, and subject to the limitations, of paragraph 7 hereof.

         3. The Company represents and warrants that this Warrant has been duly authorized by all necessary corporate action, has been duly executed and delivered and is a legal and

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binding obligation of the Company. The Company covenants and agrees that all shares of Preferred Stock which may be issued upon the exercise of the rights represented by this Warrant according to the terms hereof will, upon issuance, be duly authorized and issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights represented by this Warrant.

         4. This Warrant is issued in connection with the private placement of the Company's 10% Convertible Series A Preferred Stock, the Preferred Stock issuable pursuant to the exercise of this Warrant shall be the Company's 10% Convertible Series A Preferred Stock, and the Holder shall have the benefit of the rights and adjustments set forth in the Amendment as if the Preferred Stock underlying the Warrants were issued as of the date hereof.

         5. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

         6. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Preferred Stock issuable or issued upon the exercise hereof of such holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such holder's intention as to the disposition to be made of shares of Preferred Stock issuable or issued upon the exercise hereof. Such holder shall also provide the Company with a counsel's opinion satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares of Preferred Stock may be effected without registration or qualification (under any Federal or state law) of this Warrant or the shares of Preferred Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and opinion by the Company, such holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares of Preferred Stock received upon such exercise or to dispose of shares of Preferred Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares of Preferred Stock.

         7. Subject to the provisions of paragraph 6 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

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         8. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Preferred Stock which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares of Preferred Stock as shall be designated by said holder hereof at the time of such surrender.

         9.       The Company covenants and agrees as follows:

                  (a) For purposes of this Section 9:

                           (i) The term "register", "registered" and
                  "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

                           (ii) The term "Registrable Securities" means any
                  Common Stock of the Company issued or issuable upon the conversion of the Preferred Stock.

                           (iii) "Securities Act" means the Securities Act of
                  1933, as amended.

                           (iv) The term "Securities Holder" means any person
                  owning or having the right to acquire the Preferred Stock or Registrable Securities or any assignee thereof, including without limitation and without need for an express assignment, subsequent holders of the Preferred Stock or Registrable Securities; and

                           (v) The term "Form S-3" means such form under the
                  Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  (b) (i) If the Company shall receive at any time after July 31, 2002 and before August 1, 2006, a written request from the Securities Holders of a majority of the Preferred Stock and of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of all or a portion of the Registrable Securities then outstanding, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Securities Holders and shall, subject to the limitations of subsections 9(b)(ii) and 9(b)(iii), use its best efforts to effect as soon as practicable, and in any event within 120 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Securities Holders request to be registered within twenty (20) days of the mailing of such notice by the Company.

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                           (ii) If the Securities Holders initiating the
                  registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this
                  Section 9 and the Company shall include such information in the written notice referred to in subsection 9(b)(i). In such event, the right of any Securities Holder to include the Securities Holder's Registrable Securities in such registration shall be conditioned upon such Securities Holder's participation in such underwriting and the inclusion of such Securities Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority of the Initiating Securities Holders and such Securities Holder to the extent provided herein). All Securities Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company as provided in subsection 9(d)(v)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 9, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Securities Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Securities Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Securities Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                           (iii) The Company is obligated to effect only one (1)
                  such registration pursuant to this Section 9.

                  (c) If (but without any obligation to do so) after July 31, 2002 and before August 1, 2008, the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Securities Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or an SEC Rule 145 transaction), the Company shall, at such time, promptly give each Securities Holder written notice of such registration. Upon the written request of each Securities Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 9(h), cause to be registered under the Securities Act all of the Registrable Securities that each such Securities Holder has requested to be registered.

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                  (d) Whenever required under this Section 9 to effect the
         registration of any Registrable Securities, the Company shall:

                           (i) Prepare and file with the SEC a registration
                  statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Securities Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 180 days.

                           (ii) Prepare and file with the SEC such amendments
                  and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                           (iii) Furnish to the Securities Holders such numbers
                  of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                           (iv) Use its best efforts to register and qualify the
                  securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Securities Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (v) In the event of any underwritten public offering,
                  enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Securities Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (vi) Notify each Securities Holder of Registrable
                  Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (e) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 9 with respect to the Registrable Securities of any selling Securities Holder that such Securities Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended

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         method of disposition of such securities as shall be required to effect the registration of such Securities Holder's Registrable Securities.

                  (f) All expenses other than underwriting discounts and commissions and non-accountable expenses, incurred in connection with registrations, filings or qualifications pursuant to Section 9(b), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, reasonable fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Securities Holders, shall be borne by the Company.

                  (g) The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to any registrations pursuant to
         Section 9(c) for each Securities Holder, including (without limitation) all registration, filing and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Securities Holders selected by them, but excluding underwriting discounts and commissions and non-accountable expenses relating to Registrable Securities.

                  (h) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 9(c) to include any of the Securities Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the persons entitled to select the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of Registrable Securities requested by Securities Holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among all selling stockholders according to the total amount of securities owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares owned by all entities and individuals included in such "selling stockholder", as defined in this sentence. Those Registrable Securities which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the underwriters reasonably determine is necessary in order to effect the underwritten public offering.

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                  (i) No Securities Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 9.

                  (j) In the event any Registrable Securities are included in a registration statement under this Section 9:

                           (i) The Company will indemnify and hold harmless each
                  Securities Holder, any underwriter (as defined in the Securities Act) for such Securities Holder and each person, if any, who controls such Securities Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (1) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (2) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (3 ) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, or the 1934 Act or any state securities law; and, subject to subparagraph (iii) below, the Company will pay to each such Securities Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by one law firm retained by them (or such additional law firms retained by a Securities Holder or Securities Holders if such Securities Holder or Securities Holders reasonably believe there exists a conflict of interest among them) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 9(j)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Securities Holder, underwriter or controlling person.

                           (ii) Each selling Securities Holder will indemnify
                  and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Securities Holder selling securities in such registration statement and any controlling person of any such underwriter or other Securities Holder, against any losses, claims, damages

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                  or liabilities (joint or several) to which any of the
                  foregoing persons may become subject, under the Securities Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Securities Holder expressly for use in connection with such registration; and each such Securities Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 9(j)(ii), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 9(j)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Securities Holder, which consent shall not be unreasonably withheld; and provided, further that, in no event shall any indemnity under this subsection 9(j)(ii) exceed the net proceeds from the offering received by such Securities Holder.

                           (iii) Promptly after receipt by an indemnified party
                  under this Section 9(j) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereto is to be made against any indemnified party under this Section 9(j), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
                  Section 9(j), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9(j).

                           (iv) The obligations of the Company and Securities
                  Holders under this Section 9(j) shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 9, and otherwise.

                  (k) Without any obligation hereunder, or otherwise, to become a publicly reporting company under the 1934 Act, but with a view to making available to the

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         Securities Holder the benefits of Rule 144 promulgated under the
         Securities Act and any other rule or regulation of the SEC that may at any time permit a Securities Holder to sell Registrable Securities to the public without registration or pursuant to a registration on Form S-3, the Company agrees, if it becomes a publicly reporting company under such Act, to:

                           (i) make and keep public information available, as
                  those terms are understood and defined in SEC Rule 144, at all times;

                           (ii) once qualified, maintain its qualification for
                  registration on Form S-3 for the sale of the Registrable Securities;

                           (iii) file with the SEC in a timely manner all
                  reports and other documents required by the Company under the Securities Act and the 1934 Act; and

                           (iv) furnish to any Securities Holder, so long as the
                  Securities Holder owns any Registrable Securities, forthwith upon request (1) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (3) such other information as may be reasonably requested in availing any Securities Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                  (l) From and after the date of this Agreement, the Company shall not, without the prior written consent of the Securities Holders of a majority of the outstanding Preferred Stock and Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Section 9(b) or 9(c) hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration to the extent that the inclusion of such securities is junior to that of the Registrable Securities of the Securities Holders.

                  (m) Any provision of this Section 9 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Securities Holders owning a majority of the Preferred Stock and Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding, upon each Securities Holder of any Preferred Stock and Registrable Securities then outstanding, each future Securities Holder of all such Preferred Stock and Registrable Securities, and the Company.

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         10.      (a) In addition to and without limiting the rights of the
         holder of this Warrant under the terms of this Warrant, the holder of this Warrant shall have the right (the "Conversion Right") to convert this Warrant or any portion thereof into shares of Preferred Stock as provided in this Section 10 at any time after 90 days from the date of issuance of this Warrant and then from time to time prior to its expiration. Upon exercise of the Conversion Right with respect to a particular number of shares of Preferred Stock subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder of this Warrant, without payment by the holder of any purchase or exercise price or any cash or other consideration, that number of shares of Preferred Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the fair market value (as defined in paragraph (c) below) of a single share of Preferred Stock, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Warrant Shares shall be determined by subtracting the aggregate Warrant purchase price of the Converted Warrant Shares from the aggregate fair market value of the Converted Warrant Shares.

                  (b) The Conversion Right may be exercised by the holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares of Preferred Stock subject to this Warrant which are being surrendered (referred to in paragraph (a) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of this Warrant. Certificates for the shares of Preferred Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new warrant evidencing the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder of this Warrant within 10 days following the Conversion Date.

                  (c) For purposes of this Section 10, "fair market value" of a share of Preferred Stock shall be determined as follows:

                  First, the number of shares of the Company's Common Stock into which each share of the Company's Preferred Stock is convertible under
         Article II.6(d)(i) of the Amendment shall be determined ("common share equivalent"); then

                  Second, the common share equivalent shall be multiplied by the per share market price of the Company's Common Stock. "Market price of the Company's Common Stock ("Market Price") shall mean:

                  (a) if the Common Stock is listed and registered on any national securities exchange or traded on The Nasdaq Stock Market ("Nasdaq"), the closing bid price;

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                           (b) if such Common Stock is not at the time listed on
                  any such exchange or traded on Nasdaq but is traded on the OTC Bulletin Board, or if not, on the over-the-counter market as reported by the National Quotation Bureau or other comparable service, the closing bid price for such stock; or

                           (c) if clauses (a) and (b) above are not applicable,
                  the fair value per share of such Common Stock as determined in good faith and on a reasonable basis by the Board of Directors of the Company.

         11. The Company covenants that all shares of Preferred Stock that may be issued and delivered to a Securities Holder upon the exercise of this Warrant and payment of the Warrant purchase price will be, upon such delivery, validly and duly issued, fully paid and nonassessable.

         12. The Company covenants that:

                  (a) Subject to the terms and conditions contained herein, this Warrant shall be binding on the Company and its successors and shall inure to the benefit of the original Securities Holder and the successors and assigns of the Securities Holder.

                  (b) If the Company fails to perform any of its obligations hereunder, it shall be liable to the Securities Holder for all damages, costs and expenses resulting from the failure, including, but not limited to, all reasonable attorney's fees and disbursements.

                  (c) This Warrant cannot be changed or terminated or any performance or condition waived in whole or in part except by an agreement in writing signed by the party against whom enforcement of the change, termination or waiver is sought.

                  (d) If any provision of this Warrant shall be held to be invalid, illegal or unenforceable, such provision shall be severed, enforced to the extent possible, or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability shall not affect the remainder of this Warrant.

         13. All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law, not the law of conflicts, of the State of Colorado.

         IN WITNESS WHEREOF, Natural Gas Services Group, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of January 23, 2002.

                                     NATURAL GAS SERVICES
                                     GROUP, INC.


                                     By: ______________________________________
                                     Its:  President

                             RESTRICTION ON TRANSFER


         "The securities evidenced hereby may not be transferred without (i) the opinion of counsel satisfactory to this corporation that such transfer may be lawfully made without registration under the Federal Securities Act of 1933 and all applicable state securities laws or (ii) such registration."

                                SUBSCRIPTION FORM

              To be Executed by the Holder of this Warrant if such Holder Desires to Exercise this Warrant in Whole or in Part:

To:      Natural Gas Services Group, Inc. (the "Company")

                  The undersigned
                                  ---------------------------

                     Please insert Social Security or other
                        identifying number of Subscriber:

                    ----------------------------------------

hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, __________ shares of the Preferred Stock (the "Preferred Stock") provided for therein and tenders payment herewith to the order of the Company in the amount of $___________, such payment being made as provided on the face of this Warrant.

         The undersigned requests that certificates for such shares of Preferred Stock be issued as follows:

Name:
              ------------------------------------------------------------------
Address:
              ------------------------------------------------------------------
Deliver to:
              ------------------------------------------------------------------
Address:
              ------------------------------------------------------------------

and, if such number of shares of Preferred Stock shall not be all the shares of Preferred Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Preferred Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated:

                         Signature
                                    --------------------------------------------
                                    Note: The signature on this Subscription
                                    Form must correspond with the name as
                                    written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.

                               FORM OF ASSIGNMENT
                       (To Be Signed Only Upon Assignment)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                           ---------------------------
                                     [NAME]

 this Warrant, and appoints

                           ---------------------------
                                     [NAME]


to transfer this Warrant on the books of the Company with the full power of substitution in the premises. Dated: In the presence of:


                                     -------------------------------------------
                                    (Signature must conform in all respects to the name of the holder as specified on the face of this Warrant without alteration, enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner)

                        WARRANT CONVERSION EXERCISE FORM

TO:      Natural Gas Services Group, Inc.

         Pursuant to Section 10 of this Warrant, the Holder hereby irrevocably
elects to convert this Warrant into     shares of Preferred Stock of the
Company. A conversion calculation is attached hereto as Exhibit A.

         The undersigned requests that certificates for such Preferred Stock be issued as follows:

Name:
              ------------------------------------------------------------------
Address:
              ------------------------------------------------------------------
Deliver to:
              ------------------------------------------------------------------

and that a new Warrant Certificate for the balance remaining of the Warrant Shares, if any, be registered in the name of, and delivered to, the undersigned at the address stated above.

                           Signature
                                     ------------------------------------
                           Dated
                                     ------------------------------------